Rule 497(e)
                                                             File Nos. 333-25289
                                                                   and 811-08183

                            SCHWAB SELECT ANNUITY(R)
                 ISSUED BY FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                     Supplement dated August 7, 2002 to the
                    Prospectus for the Schwab Select Annuity
                                dated May 1, 2002

Recently, the Board of Trustees of the Montgomery Variable Series: Growth Fund (the "Montgomery Growth Fund") approved the liquidation of the Montgomery Growth Fund. As a result, effective September 5, 2002, the Montgomery Growth Fund will be closed to new Contributions and incoming Transfers.

Any Contract owner utilizing an Automatic Contribution Plan ("ACP") or a custom transfer feature: Dollar Cost Averaging or Rebalancer Option, involving the Montgomery Growth Fund Sub-Account should contact Charles Schwab Insurance Services at 1-800-838-0649 or P.O. Box 173921 Denver, Colorado 80217-3921
Attention: Annuity Administration Department, immediately to make alternate arrangements. If you fail to make alternate arrangements by September 5, 2002, allocations made to the Montgomery Growth Fund Sub-Account utilizing ACP or a custom transfer feature will be directed to the Schwab Money Market Sub-Account.

Pending shareholder approval, the Montgomery Growth Fund will liquidate on or about October 31, 2002. Currently the Montgomery Growth Fund's shareholders are five insurance companies, including First Great-West Life & Annuity Insurance Company, whose variable contract owners are invested in the Montgomery Growth Fund. Each insurance company must give its variable contract owners with assets allocated to the Montgomery Growth Fund the right to instruct the insurance company as to the manner in which shares of the Montgomery Growth Fund attributable to the owner's variable contract should be voted. Therefore, if you have contract value invested in the Montgomery Growth Fund Sub-Account as of the shareholder record date that will be established by Montgomery, you will receive proxy materials within the next few weeks. Be sure to read these materials carefully and provide your voting instructions concerning this matter.

You will be permitted to make one free transfer of all your contract value allocated to the Montgomery Growth Fund Sub-Account any time from the date of this supplement to the date of the liquidation. Please note that if you elect to transfer your contract value in the Montgomery Growth Fund Sub-Account during this time, you may do so online at www.schwab.com, by contacting the Schwab Annuity Service Center at 1-800-838-0650 or P.O. Box 173920 Denver, Colorado 80217-3921.

If liquidation is approved by shareholders of the Montgomery Growth Fund and if you have not transferred your contract value out of the Montgomery Growth Fund Sub-Account, your contract value invested in that Sub-Account will be automatically transferred to the Schwab Money Market Sub-Account (the "liquidation transfer"). The liquidation transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If you are affected by the liquidation transfer, you will also be permitted to make one transfer of all or part of your account balance in the Schwab Money Market Sub-Account without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the liquidation, it will not be counted as one of the twelve free transfers permitted in a calendar year.


     This  supplement   should  be  retained  with  the  Schwab  Select  Annuity
Prospectus for future reference.